UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 25, 2023

SEP ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40679	86-2365445
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3737 Buffalo Speedway, Suite 1750 Houston, Texas 77098

(Address of Principal Executive Offices) (Zip Code)

(713) 715-6820

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one warrant	SEPAU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	SEPA	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	SEPAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference is the investor presentation (the “Investor Presentation”) that will be used by SANUWAVE Health, Inc. (“SANUWAVE”) and SEP Acquisition Corp. (“SEPA”), in connection with the merger (the “Merger”) and related transactions (together with the Merger, the “Transactions”) contemplated by the Agreement and Plan of Merger, dated as of August 23, 2023 (the “Merger Agreement”), by and among SEPA, SEP Acquisition Holdings Inc., a Nevada corporation and a wholly owned subsidiary of SEPA, and SANUWAVE, and as described in greater detail in a Current Report on Form 8-K filed by SEPA with the Securities and Exchange Commission (“SEC”) on August 23, 2023.

The Investor Presentation is intended to be furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This report may contain, “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. SEPA’s and SANUWAVE’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements may include, without limitation, the satisfaction of the closing conditions to the Transactions, the timing of the closing of the Transactions and expected results for the combined company. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside the control of SEPA and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the inability to consummate the Transactions, including due to any failure to obtain approval of the stockholders of SEPA and SANUWAVE or other conditions to the closing in the Merger Agreement, such as the requirements that (i) SANUWAVE obtain the approval of the holders of 80% of its outstanding convertible promissory notes and warrants to convert such securities into shares of SANUWAVE’s common stock immediately prior to the closing and (ii) SEPA shall have at least $12.0 million at closing resulting from proceeds of (a) SEPA’s Class A common stock that has not been redeemed and (b) a private placement; (3) delays in obtaining or the inability to obtain any necessary regulatory approvals required to complete the Transactions; (4) the inability to obtain or maintain the listing of SEPA’s securities on Nasdaq following the Transactions; (5) costs related to the Transactions; (6) changes in applicable laws or regulations; (7) the possibility that SEPA or SANUWAVE may be adversely affected by other economic, business, and/or competitive factors; and (8) other risks and uncertainties to be identified in the registration statement/proxy statement (when available) relating to the Transactions, including those under “Risk Factors” therein, and in other filings with the SEC made by SEPA and SANUWAVE. SEPA and SANUWAVE caution that the foregoing list of factors is not exclusive, and caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither SEPA nor SANUWAVE undertakes or accepts any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, subject to applicable law.

Readers are referred to the most recent reports filed with the SEC by SEPA. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and SEPA undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Important Information About the Transactions and Where to Find It

SEPA and SANUWAVE will file relevant materials with the SEC, including a Form S-4 registration statement to be filed by SEPA, which will include a prospectus with respect to SEPA’s securities to be issued in connection with the proposed Merger and a proxy statement with respect to SEPA’s stockholder meeting at which SEPA’s stockholders will be asked to vote on the proposed Merger and related matters. In addition, SANUWAVE will file a proxy statement with respect to SANUWAVE’s stockholder meeting at which SANUWAVE’s stockholders will be asked to vote on the proposed Merger and related matters. SEPA’S STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, THE FORM S-4 AND THE AMENDMENTS THERETO, THE PROXY STATEMENT AND OTHER INFORMATION FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTIONS, AS THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT SEPA, SANUWAVE AND THE TRANSACTIONS. When available, the proxy statement and other relevant materials for the Transactions will be mailed to stockholders of SEPA as of a record date to be established for voting on the proposed Merger and related matters. The preliminary Form S-4 registration statement and preliminary proxy statements, the final Form S-4 registration statement and definitive proxy statements and other relevant materials in connection with the Transactions (when they become available), and any other documents filed by SEPA with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov). In addition, the documents filed by SEPA may be obtained free of charge from SEPA at https://www.seplp.com/sep-acquis. SEPA’s stockholders will also be able to obtain a copy of such documents, without charge, by directing a request to SEPA at 3737 Buffalo Speedway, Suite 1750 Houston, Texas 77098, or by calling (713) 715-6820.

Participants in Solicitations

SEPA and SANUWAVE and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of SEPA’s securities in respect of the proposed Transactions. SEPA stockholders and other interested persons may obtain more detailed information regarding the names and interests in the Transactions of SEPA’s directors and executive officers in SEPA’s and SANUWAVE’s filings with the SEC, including when filed, the Form S-4 registration statement and proxy statements. These documents can be obtained free of charge from the sources indicated above.

Disclaimer

This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Transactions. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed Transactions or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Investor Presentation, dated September 25, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEP Acquisition Corp.

Date: September 25, 2023	By:	/s/ R. Andrew White
Name: R. Andrew White
Title: President and Chief Executive Officer